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                                                                   Exhibit 23(a)

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CBS Corporation:


We consent to the use of our reports dated January 28, 1998, appearing on pages 24 and 55 of CBS Corporation's Form 10-K for the year ended December 31, 1997, incorporated by reference in this Registration Statement on Form S-4 and to the reference to our firm under the heading "Experts" in this Registration Statement.



                                                  /s/ KPMG Peat Marwick LLP


July 7, 1998
New York, New York